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                            THE TJX COMPANIES, INC.

                                 DEBT SECURITIES
                                   ----------

                             UNDERWRITING AGREEMENT

                                                             December [__], 1999

Goldman, Sachs & Co.,
Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated,
BancBoston Robertson Stephens Inc.,
Banc One Capital Markets, Inc.,
BNY Capital Markets, Inc.
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         From time to time The TJX Companies, Inc., a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

         The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in Section 2(a) contained in the Registration Statement at the Effective Date issued on July 1, 1996, as amended on December __, 1999 including, in the case of a Non-Delayed Offering, any Preliminary Prospectus. "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in Section 2(a), including incorporated documents, exhibits and financial statements, as
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amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective), and, in the event any post-effective amendment thereto becomes effective prior to the Time of Delivery (as defined in Section 4 hereof), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Act of 1933, as amended (the "Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule II hereto.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a

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written record of communications transmitted. The obligations of the
Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (a) If the offering of the Securities is a Delayed Offering, paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering, paragraph (ii) below is applicable.

                       (i) The Company meets the requirements for the use of
                  Form S-3 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-5501) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                       (ii) The Company meets the requirements for the use of
                  Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-5501) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such

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                  required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein;

              (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and at the Time of Delivery, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and at the Time of Delivery the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and at the Time of Delivery, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) any information relating to the Underwriters that was contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto);

              (c) There has not occurred any material adverse change, or any development that would reasonably be expected to cause a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus; and there have been no transactions entered into by the Company or any of its subsidiaries which are required to be disclosed in the Prospectus, other than those set forth in the Prospectus;

              (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

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              (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

              (f) This Agreement and the Pricing Agreements with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

              (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

              (h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters pursuant to this Agreement and the Pricing Agreements with respect to such Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

              (i) When issued, the Securities will conform to the description contained in the Prospectus under the caption "Description of Notes";

              (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Pricing Agreements, the Securities and the Indenture will not violate any provision of applicable law or conflict with or result in a default under or pursuant to the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Pricing Agreements, the Securities and the Indenture, except registration under the Act of the Securities and under the Trust Indenture Act of the Indenture and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

              (k) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement,

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         note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

              (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), as amended or supplemented, or to be filed as exhibits to the Registration Statement that are not described or filed as required;

              (m) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

              (n) The Company has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba;

              (o) The accountants who have certified or shall certify the certified financial statements filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Act. The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included in the Registration Statement present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply, subject to normal year-end adjustments. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein;

              (p) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company does not believe, that the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

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              (q) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole. Except as set forth in the Prospectus, the Company has not been notified in writing that any federal or state authorities intend to modify, suspend or revoke any such consents, authorizations, approvals, orders, certificates or permits or that such authorities or any other governmental agencies are conducting any material investigation of the Company or any subsidiary or related parties other than in the ordinary course of administrative review. The Company and its subsidiaries own, or are licensed or otherwise have sufficient right to use, all material trademarks or trade names in or necessary for the conduct of their business as described in the Prospectus. No material claims have been asserted against the Company or any of its subsidiaries by any person to the use of any trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries, of their trademarks and trade names does not infringe on the rights of any person, other than infringements which, individually or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

              (r) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed;

              (s) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such certificates, authorizations and permits the failure to possess which would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus;

              (t) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals

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         or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

              (u) Each of the Company and its subsidiaries has title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, charges, encumbrances or restrictions except such as (i) are referred to in the Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or (iii) were incurred in the ordinary course of business and are not, individually or in the aggregate, material to the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (except as the enforceability thereof may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and the effect of general principles of equity) with such exceptions as are not material, individually or in the aggregate to the Company and its subsidiaries, taken as a whole, in each case except as described in or contemplated by the Prospectus;

              (v) There are no holders of securities (debt or equity) of the Company or any of its subsidiaries, or holders of rights, options, or warrants to obtain securities of the Company or any of its subsidiaries, who have the right to have securities held by them registered by the Company under the Act in connection with the offering of the Securities and there are no holders of debt securities of the Company or any of its subsidiaries, or holders of rights, options or warrants to obtain debt securities of the Company or any of its subsidiaries, who have the right to have debt securities held by them registered by the Company under the Act;

              (w) The Securities, when issued, will be rated as "investment grade securities" by a "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act; and

              (x) The net sales of the Company and each of Marshalls of MA, Inc., NBC Operating LLC (NBC Operating Corp.), Marmaxx Operating Corp., New York Department Stores de Puerto Rico, Inc., NBC Second Realty Corp., NBC Sixth Realty Corp., NBC Fourth Realty Corp., Marshalls of Nevada, Inc., HomeGoods, Inc., Winners Apparel LTD., T.K. Maxx, T.J. Maxx of CA, LLC, T.J. Maxx of IL, LLC, Marshalls of CA, LLC and Marshalls of IL, LLC (collectively, the "Significant Subsidiaries"), determined in accordance with generally accepted accounting principles, accounted for not less than 90% of the net sales of the Company and its subsidiaries, taken as a whole, for the fiscal year ended January 30, 1999 and the 39 weeks ended October 30, 1999. The total assets of the Company and the Significant Subsidiaries, determined in accordance with generally accepted accounting principles, account for not less than 90% of the total assets of the Company and its subsidiaries, taken as a whole, as of October 30, 1999.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated

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Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     5. The Company agrees with each of the Underwriters of any Designated
Securities:

              (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

              (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such

         Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the date set forth on Schedule II to such Pricing Agreement not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

              (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this

Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Latham & Watkins, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Ropes & Gray, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                       (i) the Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

                       (ii) each of the Significant Subsidiaries is a subsidiary
                  of the Company, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

                       (iii) this Agreement and the Pricing Agreement with
                  respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                       (iv) the Indenture has been duly qualified under the
                  Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

                       (v) the Securities have been duly authorized and, when
                  executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters pursuant to this Agreement and the Pricing Agreements with respect to such Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) may be limited by equitable principles of general applicability;

                       (vi) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement, the Pricing Agreements, the Securities, and the Indenture will not violate any provision of applicable law or conflict with or result in a default under or pursuant to the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is an exhibit to the Registration Statement, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Pricing Agreements, the Securities, and the Indenture, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities;

                       (vii) the statements (1) in the Prospectus, as then
                  amended or supplemented, under the captions "Description of Notes" and "Description of the Debt Securities" and (2) in the Registration Statement under Item 15 in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                       (viii) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), as then amended or supplemented, and that are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein), as then amended or supplemented, or to be filed as exhibits to such Registration Statement that are not described, filed or incorporated as required;

                       (ix) the Company is not an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                       (x) such counsel has participated in discussions with
                  various representatives of the Company and PricewaterhouseCoopers LLP, independent public accountants for the Company, in certain of which your representatives and counsel also participated, at which the business and affairs of the Company and the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto were discussed. Such counsel also has made inquiries of representatives of the Company and its accountants as to whether there have been any material changes in the affairs of the Company since the date that the Registration Statement became effective. There is no assurance that all material facts as to the Company and its affairs were disclosed to such counsel and they have to a large extent relied upon statements of representatives of the Company as to materiality of the facts disclosed to them. Except with respect to the description referred to in subparagraph (vii) above, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus;

                           Based upon such counsel's participation in the
                  foregoing discussions, the foregoing inquiries and their examination of the documents referred to above and such other documents as came to their attention as a result of such discussions and inquiries such counsel is of the opinion that
                  (1) each document, if any, filed
                  pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder. Further, such counsel has no reason to believe that (3) (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the form T-1 heretofore referred to) the Registration Statement, as then amended, if applicable, when it became effective contained, and as of the date such opinion is delivered, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (4) (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                       (xi) the Registration Statement has become effective; no
                  stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         The opinion of Ropes & Gray described in this Section 7(c) shall be rendered to you at the request of the Company and shall so state therein.

         Ropes and Gray will not be required to deliver the opinions set forth in subparagraphs (ii) and (viii) of this Section 7(c) if Jay Meltzer, Esq., the General Counsel of the Company, delivers such opinions to you. If Mr. Meltzer elects to deliver the opinions set forth in the immediately preceding sentence, Mr. Meltzer's opinion shall also include the opinion contained in subparagraph
(vi) of this Section 7(c) with respect to any agreement or other instrument binding upon the Company or any of its subsidiaries that is not an exhibit to the Registration Statement.

          (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this

Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (h) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

          (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in respect to the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel with respect to matters of local law or for the purpose of allowing pro hac vice appearance only) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9.(a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties reasonably satisfactory to the Company to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement:
Attention: General Counsel (facsimile number 508-390-2457), with a copy to Mary
E. Weber, Ropes & Gray (facsimile number 617-951-7050); provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

                                         Very truly yours,
                                         The TJX Companies, Inc.

                                         By:_____________________________
                                              Name:
                                              Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
BancBoston Robertson Stephens Inc.
Banc One Capital Markets, Inc.
BNY Capital Markets, Inc.

By: _________________________________
        (Goldman, Sachs & Co.)

                                                                         ANNEX I

                                PRICING AGREEMENT

Goldman, Sachs & Co.,
Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated,
BancBoston Robertson Stephens Inc.,
Banc One Capital Markets, Inc.,
BNY Capital Markets, Inc.
  As Representatives of the several
    Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

                                                             December [__], 1999

Ladies and Gentlemen:

         The TJX Companies, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December [__], 1999 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancBoston Robertson Stephens Inc., Banc One Capital Markets, Inc. and BNY Capital Markets, Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                                     Very truly yours,

                                                     The TJX Companies, Inc.

                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Lehman Brothers Inc.

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated

BancBoston Robertson Stephens Inc.
Banc One Capital Markets, Inc.
BNY Capital Markets, Inc.

By:
    ------------------------------------
        (Goldman, Sachs & Co.)

  On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                            PRINCIPAL AMOUNT OF
                                                                         DESIGNATED SECURITIES TO
                              UNDERWRITER                                     BE PURCHASED
                              -----------                                     ------------
Goldman, Sachs & Co................................................      $
Lehman Brothers Inc................................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.................
BancBoston Robertson Stephens Inc..................................
Banc One Capital Markets, Inc......................................
BNY Capital Markets, Inc...........................................
                                                                         -------------------
          Total....................................................      $
                                                                         ===================

                                   SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

                           __% Notes due  December 15 ,2009

AGGREGATE PRINCIPAL AMOUNT:

                           $200,000,000.00

PRICE TO PUBLIC:

                           __% of the principal amount of the Designated Securities, plus accrued interest, if any, from December __, 1999 to ________, __

PURCHASE PRICE BY UNDERWRITERS:

                           __% of the principal amount of the Designated Securities, plus accrued interest from December __, 1999 to ________, __

FORM OF DESIGNATED SECURITIES:

                           Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

                           Federal (same day) funds

TIME OF DELIVERY:

                           10:00 a.m. (New York City time),  December __, 1999

INDENTURE:

                           Indenture dated September 15, 1993, between the Company and Bank One N.A., as Trustee

MATURITY:

                           December 15, 2009

INTEREST RATE:

                           --%

INTEREST PAYMENT DATES:

                           December 15 and June 15 of each year, commencing June 15, 2000

REDEMPTION PROVISIONS:

                           The Designated Securities shall be redeemable, in whole or in part, at the Company's option at any time at a price based on the present value of the scheduled payments of principal and interest remaining at the time of redemption, plus accrued interest. The discount rate used will be based on a U.S. Treasury security having a remaining life to maturity comparable to the Designated Securities. The redemption price will not be less than 100% of the principal amount of the Designated Securities to be redeemed.

SINKING FUND PROVISIONS:

                           No sinking fund provisions

DEFEASANCE PROVISIONS:

                           Customary defeasance provisions for securities of
this kind.

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

                           Latham & Watkins, 885 Third Avenue, Suite 1000, New York, NY 10022

ADDITIONAL CLOSING CONDITIONS:

NAMES AND ADDRESSES OF REPRESENTATIVES:

                           Designated Representatives:

                           Address for Notices, etc.:

OTHER TERMS:

                           Date referred to in Section 5(e) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s): December __, 1999. [This date shall be exactly one week from the execution of this agreement]

                                                                        ANNEX II

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the

                  Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                       3